Exhibit 10.5








                                 August 31, 1998




American Drug Company
9 West 57th Street
Suite 4170
New York, NY 10019

Ladies and Gentlemen:

      GP Strategies Corporation ("GP Strategies") hereby agrees, for a period commencing on the date hereof and ending three years thereafter, that:

(a) GP Strategies shall vote all of the shares of American Drug Company ("ADC") common stock, par value $.01 per share (the "Common Stock") owned by it, directly or indirectly, in a manner such that not more than 50% of the members of the Board of Directors of ADC shall be officers or directors of GP Strategies; and

(b) on all other matters submitted to a vote of stockholders of ADC, GP Strategies shall vote its shares of ADC Common Stock in the same manner and in the same proportion as the remaining stockholders of ADC vote.

                                Very truly yours,



                                GP STRATEGIES CORPORATION


                                 BY:
                                 Jerome I. Feldman, President and
                                 Chief Executive Officer